UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
CORELOGIC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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☒	No fee required
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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, APRIL 28, 2020
The following Notice of Annual Meeting of Stockholders (the “Amended Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of CoreLogic, Inc. (the “Corporation”), dated March 19, 2020, furnished to stockholders of the Corporation in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on Tuesday, April 28, 2020 (the “Annual Meeting”). The purpose of the Amended Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via webcast, at http://www.viewproxy.com/Corelogic/2020/vm.
The Amended Notice is being filed with the Securities and Exchange Commission.
PLEASE READ THE AMENDED NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2020
To our stockholders:
In response to the coronavirus (COVID-19) pandemic and in compliance with the State of California’s Executive Order N-33-20, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of CoreLogic, Inc. has been changed from an in-person to virtual-only meeting. You will not be able to attend the Annual Meeting physically in person. The health and wellbeing of our stockholders, employees and community are of the utmost importance to us.
The previously announced date and time of the meeting, April 28, 2020 at 2:00 p.m. Pacific time, will not change. The Annual Meeting will be held solely by means of remote communication, in a virtual-only format via webcast at http://www.viewproxy.com/Corelogic/2020/vm.
You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 4, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To participate in the Annual Meeting, you must register in advance at http://www.viewproxy.com/Corelogic/2020.

Date and Time April 28, 2020 2:00 p.m. Pacific Time Virtual Meeting http://www.viewproxy.com/Corelogic/2020/vm

Matters to be voted on at the 2020 Annual Meeting of Stockholders

1.To elect the twelve persons named in the Annual Meeting proxy statement to serve on our board of directors until the next annual meeting and until their respective successors are duly elected and qualified;

2.To approve, on an advisory basis, the compensation of our named executive officers;

3.To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

4.To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. We urge you to submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously furnished to you. If you have already submitted a proxy to vote your shares at the Annual Meeting, your shares will be voted at the Annual Meeting as instructed by you and no additional action is required.
Additional information about the virtual Annual Meeting is available below under “Additional Information About the Virtual Annual Meeting.”
By Order of the Board of Directors,

 Francis Aaron Henry
Chief Legal Officer and Corporate Secretary
Irvine, California
April 17, 2020

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be held on April 28, 2020

Our Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders for the
year ended December 31, 2019 are available at www.viewproxy.com/corelogic/2020. You are encouraged to access and review all important information contained in our proxy materials before voting.

ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING
Attendance and Participation
Our virtual Annual Meeting will be conducted on the Internet via webcast. To participate in the Annual Meeting, stockholders must register in advance at http://www.viewproxy.com/Corelogic/2020. Registered stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting http://www.viewproxy.com/Corelogic/2020/vm, and will be able to vote their shares electronically during the Annual Meeting.
Stockholders who register to participate in the Annual Meeting will need the control number found on the proxy card, voting instruction form or notice they previously received to attend the Annual Meeting. The Annual Meeting will begin promptly at 2:00 p.m. Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 1:45 p.m. Pacific Time.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins.
Questions and Information Accessibility
Stockholders may submit questions in advance of the Annual Meeting when registering to attend the Annual Meeting and will have the opportunity to submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at http://www.viewproxy.com/Corelogic/2020/vm, typing your question into the “Ask a Question” field, and clicking “Submit.”
Questions pertinent to the Annual Meeting will be answered during the Annual Meeting, subject to time constraints.
Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at http://www.viewproxy.com/Corelogic/2020/vm.
Technical Difficulties
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call 866-612-8937 (Toll Free) for assistance. Technical support will be available beginning at 1:45 p.m. Pacific Time on April 28, 2020 through the conclusion of the Annual Meeting.
Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at http://www.viewproxy.com/Corelogic/2020/vm.